 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2010

UMAMI SUSTAINABLE SEAFOOD INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52401	98-06360182
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1230 Columbia Street, Suite 440 San Diego, California	92101
(Address of Principal Executive Offices)	(Zip Code)

(619) 544-9177

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 3 to Form 8-K (this “Amendment”) amends the Current Report on Form 8-K originally filed on July 26, 2010 (the “Original 8-K”) by Umami Sustainable Seafood Inc., a Nevada corporation (“Umami,” the “Company,” “we,” or “us”). On April 8, 2011, we filed both Amendment No. 1 to the Original 8-K (the “ First Amendment”) and Amendment No. 2 to the Original 8-K (the “Second Amendment”). We are filing this Amendment in response to comment letters received from the Securities and Exchange Commission (“SEC”) to revise the disclosures in Item 9.01 Financial Statements and Exhibits.

This Amendment should be read in conjunction with the Original 8-K, the First Amendment, the Second Amendment and the Company’s other filings made with the SEC subsequent to the filing of the Original 8-K on July 26, 2010. The Original 8-K has not been amended or updated to reflect events occurring after July 26, 2010, except as specifically set forth in the First Amendment, the Second Amendment and this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

1.	The audited financial statements of the businesses acquired are attached hereto as Exhibits 99.2and 99.3.

2.	The unaudited financial statements of the businesses acquired are attached hereto as Exhibits 99.4 and 99.5.

(b)	Pro Forma Financial Information

1.	Pro forma financial information relating to the businesses acquired is attached hereto as exhibit 99.6.

(d)	Exhibits

Exhibit No.	Description

99.2	Audited Financial Statements of Baja Aqua Farms, S.A. de C.V. for the twelve months ended December 31, 2009 and December 31, 2008

99.3	Audited Financial Statements of Oceanic Enterprises, Inc. for the twelve months ended December 31, 2009 and December 31, 2008

99.4	Unaudited Financial Statements of Baja Aqua Farms, S.A. de C.V. for the nine months ended September 30, 2010 and September 30, 2009

99.5	Unaudited Financial Statements of Oceanic Enterprises, Inc. for the nine months ended September 30, 2010 and September 30, 2009

99.6	Pro forma financial information for the twelve months ended June 30, 2010

99.7	Pro forma financial information for the twelve months ended June 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, on the 13th day of November 2012.

UMAMI SUSTAINABLE SEAFOOD INC.

By:	/s/ Oli Valur Steindorsson
Oli Valur Steindorsson
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.2	Audited Financial Statements of Baja Aqua Farms, S.A. de C.V. for the twelve months ended December 31, 2009 and December 31, 2008

99.3	Audited Financial Statements of Oceanic Enterprises, Inc. for the twelve months ended December 31, 2009 and December 31, 2008

99.4	Unaudited Financial Statements of Baja Aqua Farms, S.A. de C.V. for the nine months ended September 30, 2010 and September 30, 2009

99.5	Unaudited Financial Statements of Oceanic Enterprises, Inc. for the nine months ended September 30, 2010 and September 30, 2009

99.6	Pro forma financial information for the twelve months ended June 30, 2010

99.7	Pro forma financial information for the twelve months ended June 30, 2011